Exhibit 99.1 Corporate Overview July 2025

Disclaimer This presentation contains “forward-looking statements” under the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ImageneBio, Inc.’s (“Imagene’s”) actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements about: the potential of IMG-007 in AD, AA and other indications; the market and revenue opportunity for IMG-007 in AD and AA; the potential benefits of IMG-007 as compared to approved therapies or investigational drugs of competitors, including its potential differentiated profile and potential as a maintenance therapy; the design of the planned Phase 2b trial of IMG-007 in AD; and the clinical development plan for IMG-007 in AD, including the planned clinical trials and timing thereof;. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Imagene’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to the risk that risks associated with: the uncertainties associated with Imagene’s product candidates, as well as the risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials and potential safety and other complications; risks related to the inability of Imagene to obtain sufficient additional capital on favorable terms or at all to continue to advance these product candidates and its preclinical programs; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; the significant net losses Imagene has incurred since inception; the timing of the availability of data from Imagene’s clinical trials; the outcome of preclinical testing and clinical trials of Imagene’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; preclinical and clinical results may not be indicative of results that may be observed in the future; Imagene’s ability to successfully commercialize IMG-007 and any future product candidates, if approved, the rate and degree of market acceptance of IMG-007 and any future product candidates and the favorability of pricing regulations, reimbursement practices from third-party payors or healthcare reform initiatives in the United States and abroad; developments and projections relating to Imagene’s competitors, its industry or the market opportunities for IMG-007 or any future product candidates; regulatory, political, environmental and public health developments in the United States and foreign countries; the ability of Imagene to maintain and protect its intellectual property rights; Imagene’s ability to attract, hire, and retain skilled executive officers and employees; Imagene’s reliance on third parties, contract manufacturers, and contract research organizations; the possibility that Imagene may be adversely affected by other economic, business, or competitive factors; and risks associated with changes in applicable laws or regulations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in the section titled “Risk Factors” in the Registration Statement on Form S-4, as amended (File No. 333-285881) (the “Registration Statement”), initially filed by Imagene with the SEC on March 18, 2025, and declared effective on June 11, 2025, and in other filings that Imagene subsequently makes and will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Imagene expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in Imagene. Imagene obtained the industry, market and competitive position data used throughout this presentation from its own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third party sources, Imagene’s internal research and its industry experience, and are based on assumptions made by Imagene based on such data and its knowledge of the industry and market, which it believes to be reasonable. In addition, while Imagene believes the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, Imagene has not independently verified any third party information, and all such data involve risks and uncertainties and are subject to change based on various factors. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Imagene will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

Imagene overview § Clinical stage biopharmaceutical company developing potentially differentiated therapies for the treatment of immunology and inflammatory (I & I) disorders § Lead program, IMG-007, is an ADCC-silenced, half-life extended, non-depleting anti-OX40 mAb o Results from Phase 2a AD trial where IMG-007 was administered every other week for 4 weeks: o Rapid and marked improvement from baseline in EASI, O-SCORAD and BSA scores as early as week 1 1 o Progressive improvement over 20 weeks after the last dose . 2 o Well-tolerated without pyrexia or chills observed to date – potentially due to ADCC silencing 3 o Phase 1 PK study demonstrated a half-life for SC formulation of IMG-007 that supports potential for Q24W dosing for maintenance therapy. o Phase 2a AA trial showed dose-related clinical activity signal and pharmacodynamic activity § Founded in 2019; headquartered in San Diego, CA, and raised $140 million to date § Merger between Ikena Oncology, Inc. and Imagene Biopharmaceuticals completed in July 2025 ADCC: antibody-dependent cellular cytotoxicity. ADCC is a cytotoxic effector mechanism by which an antibody binds to and kills its antigen expressing cells through engaging its Fc region with immune effector cells, primarily natural killer (“NK”) cells. IMG-007 binds specifically to OX40 receptor on activated T cells to block their binding to OX40L without killing them. AD: atopic dermatitis, AA: alopecia areata, BSA: body surface area, BTK: Bruton tyrosine kinase, EASI: eczema area and severity index, intravenous, mAb: monoclonal antibody, SC: subcutaneous, SCORAD: SCORing atopic dermatitis; O-SCOARD: Objective SCOARD 1. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024 2. Shen Y et al. American College of Allergy Asthma and Immunology (ACAAI) annual conference 2023, sources under footnote 2, and Imagene data on file 3. Q24W (every 24 weeks) for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults and Phase 2a study in adult patients with moderate-to-severe AD (see sources under footnotes 2 & 3) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S et al. 2024. J Allergy Clin Immunol. 2025;155(4):1264-1275. 3

Imagene leadership team Kristin Yarema, PhD Yufang Lu, MD, PhD Jotin Marango, MD, PhD Chief Executive Officer Chief Financial Officer Chief Medical Officer 20+ years of leadership in executive 20+ years of experience in drug 20+ years of experience in management, clinical development, development and medical affairs finance, corporate development, and commercial strategy/operations and biomedical research Erin Butler Anna Vardanyan, MD, PhD VP, Finance & Administration SVP, Business and Corporate Development 20+ years of experience in finance/accounting; 10+ years in 17+ years of experience in business public biotech companies development and R&D 4

Market potential for IMG-007 estimated at ~ $5bn[1]

IMAGENE

IMG-007

Indication(s)	Eligible Population	Current Status
Atopic dermatitis (AD)	~3.0M	Phase 2b
Alopecia Areata (AA)	~0.6M	Expansion Opportunity
Asthma	~1.9M	Expansion Opportunity
Other Indications[2]	TBD	Expansion Opportunity
Total Opportunity	***~5.5M Patients***	***~ $5bn Peak Sales***

Source: GlobalData, Sanofi R&D Day and Epidemiology Appendix (12/7/23)
1. U.S., EU5 (France, Germany, UK, Spain, Italy) and Japan
2. Including celiac disease, systemic sclerosis etc.

5

IMAGENE

IMG-007 in Atopic Dermatitis (AD) 6

Addressing unmet need in treatment of atopic dermatitis

AD presents a **diverse clinical course and presentation** due to heterogenous molecular endotypes

Currently approved biologics target Th2 pathway (IL13, IL4), which may explain their **suboptimal efficacy and safety** profiles[1]

Agents modulating **broader T cell pathways** without increased safety risks are desirable

OX40/OX40L antagonists may potentially address this gap by uniquely targeting diverse T cell subtypes

AD is a chronic relapsing disease that **requires long-term management**

Currently approved biologics **require frequent injections (Q2W or Q4W)**[1]

Agents that **require less frequent dosing,** especially for maintenance therapy, are desirable

Molecular engineering (e.g., **half-life extension**) may address this gap

1. Dupixent Prescribing information, Regeneron Sanofi; ADBRY Prescribing information, LEO Pharma Inc.; EBGLYSS Prescribing information, Eli Lily and Company.

7

IMAGENE

IMG-007: OX40 mAb with silenced ADCC and long half-life

IMG-007 antibody design

- IgG1 mAb targeting OX40
- **ADCC silenced** to minimize safety risk[1]
- **Extended half-life[2]** supports the potential of **Q24W** for maintenance therapy[3]


Fab
Fab
Fc
N297A Mutations

ADCC is a cytotoxic effector mechanism by which an antibody binds to and kills its antigen expressing cells through engaging its Fc region with immune effector cells, primarily natural killer ("NK") cells.
1. Based on nonclinical and clinical evaluations, IMG-007 did not exhibit T cell depleting effect, Imagene data on file
2. IMG-007 SC half-life is approximately 34.7 days for a single SC dose of IMG-007 600 mg based on interim data from a Phase 1 study in healthy adults.
3. Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. EADV annual conference 2023 and Imagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S, et al. J Allergy Clin Immunol. 2025;155(4):1264-1275..)

8

Advantages of binding OX40 receptor versus OX40 ligand

Illustrative OX40/OX40L interaction[1]


Lymphoid tissue
Activated T Cell
OX40
OX40L
APC
Antigen presentation
Blood
Activated T Cell
OX40
Activated T cell trafficking
Inflammed tissue
Activated T Cell
OX40
Infiltrate and adapt to the milieu
OX40L
B cell
NK cell
Mast cell
Endothelial cell
Smooth muscle cell

Block OX40/L signaling in:	Anti-OX40	Anti-OX40L
Blood	✓	
Tissues	✓	✓

- An anti-OX40 mAb can engage its target **in both blood and tissues** vs. an anti-OX40L mAb predominantly in tissues
- Targeting OX40L is limited by less efficient antibody penetration into tissues

OX40L: OX40 ligand
1. Illustrative OX40/OX40L Interaction: OX40 is expressed primarily on activated T cells, including effector T cells, memory T cells and regulatory T (Tregs) cells, while sparing naïve CD4+ and CD8+ T cells, or most resting memory T cells. OX40L is expressed primarily on antigen presenting cells (APCs), including dendritic cells, macrophages, activated B cells. OX40L expression is also found on various tissue resident cells, including mast cells, endothelial cells, smooth muscle cells, and activated natural killer (NK) cells. During initial antigen recognition, professional APCs provide the OX40L signal to activated OX40-expressing T cells. The activated OX40-expressing T cells can migrate through circulation to peripheral tissues where they interact with various OX40L-expressing resident cells during the effector phase, such as B cells, NK cells, mast cells, endothelial cells, and smooth muscle cells, which results in a complex inflammatory milieu through OX40-OX40L signaling.

9
IMAGENE

IMG-007's potential advantages compared to anti-Th2 mAbs

IMG-007 has the potential:

- to address **more diverse clinical phenotypes** by targeting a broader range of T cell subtypes than Th2 targeting biologics
- to provide durable pharmacodynamic effect that supports favorable **Q24W[1] treatment regimen for maintenance therapy** (vs. Q2W or Q4W), and could be disease modifying

Target pathway	Anti-OX40 mAb IMG-007	Anti-Th2 (IL-4, IL-13, IL-31) mAbs
Th1	✓	
Th2	✓	✓
Th17	✓	
Th22	✓	
Memory T	✓	
Regulatory T	✓	

Th: T-helper, MOA: mechanism of action, Q2W: every two weeks, Q4W: every four weeks

1. Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. EADV annual conference 2023 and Imagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab (Guttman-Yassky E, et al. Lancet. 2023;401[10372]:204-214) and amlitelimab (Weidinger S, et al. J Allergy Clin Immunol. 2025;155(4):1264-1275.)

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IMAGENE

IMG-007 Ph2a trial in adult patients with moderate-to-severe AD 1 1 Trial design Baseline characteristics Mean Age, years (SD): 49.8 (15.0) Sex: Female 30.8%, Male 69.2% Mean BMI (SD): 31.4 (8.7) Race: Caucasian: 46.2%, Non-Caucasian: 53.8% Mean duration of AD, years 29.6 (19.8) (SD): § Monotherapy study, topical or systemic AD Mean EASI (SD): 29.5 (13.7) medications were prohibited § 13 patients enrolled; open label Mean BSA % (SD): 52.0 (25.5) 2 § 3 IV doses of 300 mg at Week 0, 2 and 4 IGA=3 / IGA=4: 61.5% / 38.5% § Follow up to 24 weeks 1. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024. 2. The same open-label design and IV dose regimen were used in the rocatinlimab AD proof-of-concept study (H. Nakagawa et al. Journal of Dermatological Science 99 (2020) 82–89 BMI: body mass index Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024, 11 EASI: eczema area and severity index, IGA: Investigator's Global Assessment SD: Standard deviation

IMG-007 was generally well-tolerated in Ph2a atopic dermatitis trial

- There were no serious adverse events, no treatment-related AEs, no infusion-related reactions, no reports of pyrexia or chills
- All AEs were of mild or moderate intensity, except for one patient who experienced a severe AE of AD flare
- AEs by preferred terms that were reported by ≥ 2 participants included: dermatitis atopic (4 of 13), hypertension (2 of 13) and urticaria (2 of 13)
- The well-tolerated profile is potentially due to silenced ADCC function

Overall summary of treatment-emergent adverse events[1]

Participants with at least one TEAE	9 (69.2%)
Study treatment related TEAEs	**0**
Serious AE	0
TEAE by CTCAE grade	
Grade 1 (Mild)	3 (23.1%)
Grade 2 (Moderate)	5 (38.5%)
Grade 3 (Severe)	1 (7.7%)
TEAE that are infusion-related reactions	0
TEAE of pyrexia or chills	0
TEAE leading to 4-week dosing period discontinuation	0

1. AE: adverse event; CTCAE: Common Terminology Criteria for Adverse Events; TEAE: treatment-emergent adverse event
Imagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024 1

12

IMAGENE

Pyrexia and chills are commonly observed in rocatinlimab's clinical trials*

Rocatinlimab tolerability in Ph2b AD study[1]



Pyrexia
4%
13%
19%
16%
19%
Placebo (N=57)
150mg Q4W (N=54)
600mg Q4W (N=53)
300mg Q2W (N=55)
600mg Q2W (N=54)
Placebo
Rocatinlimab
Chills
0%
4%
6%
13%
22%
Placebo (N=57)
150mg Q4W (N=54)
600mg Q4W (N=53)
300mg Q2W (N=55)
600mg Q2W (N=54)
Placebo
Rocatinlimab

Rocatinlimab tolerability in Ph1 HV study[2]



50%
36.4%
(N=22)
(N=22)
Pyrexia
Chills

Dose-related increase in the incidences of pyrexia and chills in rocatinlimab Ph2b AD trial may be due to T cell depletion resulting from the enhanced ADCC function.

* The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown or among the results shown and IMG-007 and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.

HV: healthy volunteers

1. Pyrexia and chills are common symptoms of cytokine releases due to cytotoxicity (Fajgenbaum, DC and June CH. N Engl J Med 2020;383:2255-2273). Rocatinlimab was engineered to enhance ADCC to induce T cell cytotoxicity thereby depleting OX40-expressing T cells (Matsushita T. Korean J Hematol, 2011,46[3]:148-50). ADCC is a cytotoxic effector mechanism by which an antibody binds to and kills its antigen expressing cells through engaging its Fc region with immune effector cells, primarily natural killer ("NK") cells. Rocatinlimab was engineered in its Fc region for an enhanced ADCC intended to deplete OX40-expressing T cells. Rocatinlimab data is based on Guttman-Yassky, E et al. Lancet 2023; 401:204-214.
2. Nakagawa H et al. J Dermatol Sci 2020;99(2):82-89

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IMAGENE

IMG-007 Ph2a AD study: PK sustained well above EC90 for 24 weeks 1 Drug concentration in the blood § With 3x 300 mg IV doses over 4 weeks, the mean serum drug concentration was maintained well above the EC90, concentration needed for OX40 target engagement in the blood, for 24 weeks § The robust PK profile supports a potential for differentiated SC dose regimens in future late phase studies 3 IV doses @Q2W 1 EC90 for inhibiting OX40/OX40Lsignaling 1. EC90: The 90% maximal effective concentration for the inhibition of OX40/OX40L signaling is ~1.2 ug/mL based on in vitro assays. Imagene data on file N numbers for Day 1, Day 8, wk2 pre-dose, wk2 post-dose, wk4 pre-dose, wk4 post-dose, wk 6, 8, 12, 16, 20 and 24 were 12, 12, 13, 13, 12, 10, 9, 9, 8, 6, 6, and 6, respectively. PK: pharmacokinetic 14 EC90: 90% maximal effective concentration

IMG-007 AD Ph2a: rapid onset of clinical activity; sustained for 6 months Percent (%) change from Percent (%) change from Percent (%) change from baseline in EASI score baseline in O-SCORAD score baseline in BSA score 0 1 2 4 6 8 12 16 20 24 0 1 2 4 6 8 12 16 20 24 0 1 2 4 6 8 12 16 20 24 Analysis time point (week) Analysis time point (week) Analysis time point (week) The above charts show Mean ± Standard Error N=13. Mixed-effect model with repeated measures (MMRM) was utilized for the analysis EASI: Eczema Area and Severity Index; EASI is a composite scoring system used in clinical trials to measure the extent (area) and severity of atopic eczema (dermatitis) SCORAD: SCORing Atopic Dermatitis; O-SCOARD: Objective SCOARD. SCORAD and O-SCORAD are composite scoring systems used in clinical trials to measure the extent and severity of atopic dermatitis BSA: Body Surface Area; BSA is a tool used in clinical trials to measure the extent of atopic dermatitis Source: Imagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024 15 % change from baseline in EASI score % change from baseline in O-SCORAD score % change from baseline in BSA score

IMG-007's Ph2a data and rocatinlimab's historical POC data[1]


Percent (%) change from baseline in EASI score
(IMG-007 Ph2a data)
% change from baseline in EASI score
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
-23%
-29%
-47%
-55%
-66%
-68%
-77%
-87%
-73%
3 IV doses
300 mg Q2W
0
4
8
12
16
20
24
Analysis time point (week)


Percent (%) change from baseline in EASI score
(Rocatinlimab's historical POC data)
% change from baseline in EASI score
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
0
2
4
6
10
14
18
22
Analysis Time Point (Week)

1. Rocatinlimab's historical AD proof-of-concept (POC) trial: Nakagawa H et al. J Dermatol Science 2020;99(2020):82–89. Comparison is made because the overall study design, the formulation (IV) and the dose regimen (3 doses Q2W over 4 weeks) evaluated in rocatinlimab's historical POC study and IMG-007 Phase 2a POC study are sufficiently similar. The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made. The above chart for rocatinlimab shows Mean ± Standard Deviation.
2. In IMG-007's AD Ph2a study, 300 mg flat dosing was used, which is equivalent to ~4 mg/kg based on an average patient body weight of 75 kg. Imagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024. The above chart for IMG-007 shows Mean ± Standard Error.

16

IMG-007 AD Ph2a: durable activity based on EASI responder endpoints



Proportion of patients achieving EASI-75 and EASI-90
Proportion of patients achieving response (%)
60%
50%
40%
30%
20%
10%
0%
EASI-75
EASI-90
54%
54%
46%
39%
39%
39%
31%
31%
31%
31%
23%
23%
23%
15%
8%
8%
W0
W1
W2
W4
W6
W8
W12
W16
W20
W24
3 IV doses 300 mg Q2W

N=13; Patients who received rescue therapies were counted as "non-responders". Last observation carried forward (LOCF) imputation was used for missing data, except for missing data that arises following study discontinuation with reason 'lack of efficacy' (none in the study).
EASI-75: proportion of patients achieving ≥ 75% reduction from baseline in EASI
EASI-90: proportion of patients achieving ≥ 90% reduction from baseline in EASI

17

IMAGENE

Clinical activity of rocatinlimab and amlitelimab in Ph2b AD studies*

Key clinical activity data of rocatinlimab in Ph2b AD study[1]

	Rocatinlimab Phase 2b (N=52)
Treatment period	18 weeks
Dose regimens	SC 300 mg Q2W
% EASI reduction from baseline to week 16	61.1%
% Patients achieving EASI-75 @ week 16	54%

Key clinical activity data of amlitelimab in Ph2b AD study[2]

	Amlitelimab Phase 2b (N=77)
Treatment period	24 weeks
Dose regimens	SC 500 mg loading+250 mg Q4W
% EASI reduction from baseline to week 16	61.5%
% Patients achieving EASI-75 @ week 16	40.3%

In IMG-007 Ph2a study (N=13), four-week treatment resulted in a mean 77% EASI reduction from baseline to Week 16 and 54% patients achieved EASI-75 response @ week 16[3].

* The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown or among the results shown and IMG-007 and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.

1. Rocatinlimab data is based on Guttman-Yassky, E et al. Lancet 2023; 401:204-214.
2. Amlitelimab data is based on Weidinger S et al. J Allergy Clin Immunol. 2025;155(4):1264-1275.
3. Imagene data on file. Shen Y et al. Revolutionizing Atopic Dermatitis (RAD) annual conference 2024; Shen Y et al, the European Academy of Dermatology and Venereology (EADV) annual conference 2024

EASI-75: Proportion of patients achieving ≥ 75% reduction from baseline in the EASI score

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IMAGENE

IMG-007 AD Ph2a: Th1/2/17 biomarkers depressed after 4-week treatment

Th1 Serum Proteins (Mean ± SEM)



Fold change vs healthy subjects' median concentration
8
6
4
2
0
*
**
90th percentile of healthy subjects
Baseline
WK16
WK24

Th2 Serum Proteins (Mean ± SEM)



Fold change vs healthy subjects' median concentration
15
10
5
0
*
*
90th percentile of healthy subjects
Baseline
WK16
WK24

Th17 Serum Proteins (Mean ± SEM)



Fold change vs healthy subjects' median concentration
5
4
3
2
1
0
90th percentile of healthy subjects
Baseline
WK16
WK24

* $p<0.05$ ** $p<0.01$; Two-way ANOVA with Dunnett's multiple comparisons test; SEM: standard error of the mean
N numbers at baseline, wk16, and 24 were 13, 6 and 6, respectively.
Post-systemic rescue treatment results were censored from the analysis.
Olink Target48 panel was used for detection of serum proteins including those related to signaling of Th1 (IL27, CXCL9, IL1B, IL18, CXCL10, IFNG, CCL3, CXCL8, CCL4, CXCL11), Th2 (CCL2, CCL8, IL4, CCL11, IL13, CCL13, CCL19,CCL7. CCL17 by ELISA) and Th17 (CXCL12, IL17F, MMP12, IL17C, IL17A, CSF2).
Classification of Th1/2/17 cytokines/chemokines was primarily based on Pavel A B, Guttman-Yassky E, Allergy 2021;76(1): 314-325
Median and 90th percentile levels of each protein in healthy subjects' serum were derived from validation data of Olink Target48 Cytokine panel and kit information of Human CCL17/TARC Quantikine ELISA.
Th: T helper

19

IMAGENE

IMG-007 AD Ph2a: inhibition of Th1/2/17 serum markers 0 . 2 Th1 Th2 Th17 0 . 1 WK 1 4 16 24 1 4 16 24 WK 1 4 16 24 1 4 16 24 WK 1 4 16 24 1 4 16 24 0 . 0 0.0 0.0 - 0 . 1 -0.1 -0.2 - 0 . 2 -0.2 -0.4 - 0 . 3 -0.3 - 0 . 4 -0.6 -0.4 CCL17 CCL7 CXCL8 IL1B IL17F MMP12 FC: fold change, Log10 (FC vs Baseline): Log10 transform of fold change vs baseline Ns at baseline, wk 1, 4, 16, and 24 were 13, 12, 11, 6 and 6, respectively Post-systemic rescue treatment results were censored from the analysis ELISA assay for CCL17 and OLINK T48 panels were used for quantification of serum protein levels Classification of Th1/2/17 cytokines/chemokines was primarily based on Pavel A B, Guttman-Yassky E, Allergy 2021;76(1): 314-325 20 Log10 (FC vs Baseline) Mean + SEM Log10 (FC vs Baseline) Mean + SEM Log10 (FC vs Baseline) Mean + SEM

IMG-007 subcutaneous formulation has been developed § Imagene has developed a subcutaneous formulation, which will be used in Ph2b and later studies § A SC/IV PK bridging study in healthy adults has been completed § The SC formulation is at a concentration of 150 mg/mL § GMP manufacturing process has been validated § Stability data support anticipated shelf life of 2 years at 2-8°C § Could be readily developed into a commercialization format, such as pre-filled syringe or autoinjector SC: subcutaneous IV: intravenous 21 GMP: Good Manufacturing Practices

IMG-007 SC PK study: robust PK profile

Concentration-time profile[1] (single dose)

(Mean ±SD; semi-log scale)



100000
10000
1000
IMG-007 Conc (ng/mL)
600 mg
150 mg
EC90 for inhibiting OX40/OX40L signaling[2]
0 2 4 6 8 10 12 14 16 18 20
Weeks

- IMG-007's SC formulation showed a robust PK profile, similar to the IV formulation
- **A single 600 mg SC dose showed a long half-life, estimated to be ~34.7 days[3]**
- IMG-007 was well-tolerated with no reports of pyrexia or chills
- Injection site reactions (ISRs, including injection site erythema, pain and pruritus), were the most common AEs and occurred more frequently in the placebo group (75%) than the IMG-007 group (25%). All reported ISRs were mild.

1. Based on data from a Phase 1 study in healthy adults. N=6 in each dose group
2. EC90: The 90% maximal effective concentration for the inhibition of OX40/OX40L signaling is ~1.2 ug/mL based on in vitro assays. Imagene data on file.
3. IMG-007 SC half-life of approximately 34.7 days is estimated for a single SC dose of IMG-007 600 mg from a Phase 1 study in healthy adults.

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Half-life data for rocatinlimab and amlitelimab*

Half-life data for rocatinlimab (an anti-OX40 mAb with enhanced ADCC function)	Half-life data for amlitelimab (an anti-OX40L mAb)
▪ A single SC dose of 3 mg/kg rocatinlimab demonstrated a mean half-life ranging from **7.4 to 12.0 days** in healthy adults ▪ Dose frequency in Ph3 maintenance studies: **Q4W or Q8W**	▪ A single IV dose of 4 mg/kg amlitelimab on Day 1 followed with 2 mg/kg on Days 4 and 8 demonstrated a mean half-life of **20.3** days in healthy adults. ▪ Dose frequency in Ph3 maintenance studies: **Q4W or Q12W**

Half-life data for IMG-007 (an anti-OX40 mAb with silenced ADCC function):

- A single SC dose of 600 mg IMG-007 demonstrated a mean half-life of 34.7 days in healthy adults
- IMG-007 has a potential to be dosed at Q24W for long-term maintenance therapy

* The results are presented from different clinical trials at different points in time with differences in trial design. No head-to-head trials have been conducted among the results shown or among the results shown and IMG-007 and cross-trial comparisons must be interpreted with caution. As a result, conclusive cross-trial comparisons cannot be made.
Since SC formulation is intended for late-phase development, half-life data for the SC formulation, available for rocatinlimab, is presented. Half-life data for amlitelimab SC is not available, therefore data from the IV PK study is presented.
Rocatilimab data is based on Furihata K et al. Clin Pharm Drug Dev 2021;10[8]:870-883); amlitelimab data is based on Sagari M et al 2022; Clin Pharmacol & Therapeutics 111[5]:1121-1132.
IMG-007 SC half-life is approximately 34.7 days for a single SC dose of IMG-007 600 mg from a Phase 1 study in healthy adults.
Q24W for maintenance therapy is projected based on data for IMG-007 from the Phase 1 studies in healthy adults (Shen Y et al. EADV annual conference 2023 and Imagene data on file) and Phase 2a study in adult patients with moderate-to-severe AD (Shen Y et al. RAD annual conference 2024 and Shen Y et al. EADV annual conference 2024) and published data for rocatinlimab.

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IMG-007 AD Ph2b study design


Screening Period
Period 1: Placebo-controlled Treatment
Period 2: Active Treatment
Follow-up Period
Randomization (1:1:1:1)
IMG-007 high dose
IMG-007 high dose
IMG-007 medium dose
IMG-007 medium dose
IMG-007 low dose
IMG-007 low dose
Placebo
IMG-007 high dose
Enter a separate long-term extension study or safety follow-up
W-5 Screening
W0 Baseline
W20
W52
W68

- **Study population:** Adult patients with moderate to severe atopic dermatitis who are candidates for systemic therapy (i.e., with or without prior systemic agents such as biologics, Jak inhibitors)
- **A monotherapy study:** Topical and systemic AD medications will be prohibited

★ Primary analysis

W: week

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IMG-007 clinical development plan for atopic dermatitis 2026 20232023 2024 2024 2025 2025+ 2022 2027 & + Phase 1 (IV) in Ph2a (IV) in AD Healthy Adults Interim EOS Phase 1 (SC) in 1 Ph2b (SC) Dose Ranging in AD Healthy Adults Primary PK/Safety Ph3 (SC) in AD 1 First patient dosed in the Phase 2b AD study July 1, 2025. EOS: End of study 25

IMG-007 in Alopecia Areata (AA) 26

Global AA Market Size +110% $8 B $6.92 B $7 B $6.43 B Market is projected to increase at a $5.97 B CAGR of ~7.6% from 2024 to 2034, $6 B $5.55 B resulting in a total ~110% increase $5.16 B $4.80 B $5 B $4.46 B $4.14 B $3.85 B $4 B $3.58 B $3.32 B $3.09 B $3 B $2 B $1 B $0 B 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Reliable estimates for the total AA market are limited, but project ~$3.5 B in 2025, growing to ~$7 B by 2034; Source: Towards Healthcare Report, 2023. 27 Source: Towards Healthcare Report, 2023.

AA is a large market with high unmet need for safe & effective drugs

- The lifetime incidence risk of AA in the general population was estimated to be ~2%[1]
- AA has a profound negative impact on the patient's quality of life and wellbeing
- More than 80% AA patients had the first onset by age 40, and ~40% patients by age 20[2]
- Approved JAK inhibitors carry boxed warnings
- No targeted biologics are available for the treatment of AA
- KOLs expect systemic treatment adoption to increase once safer alternatives become available[3]

Boxed warnings for FDA-approved JAK inhibitors for AA[4]

- **Serious infections**
- **Mortality**
- **Maligancies**
- **Major adverse cardiovascular events (MACE)**
- **Thrombosis**

1. Mirzoyev SA et al. J Invest Dermatol. 2014;134(4):1141-1142
2. Mostaghimi A et al. JAMA Dermatol. 2023;159(4):411-418.
3. US KOL Qualitative Primary Research conducted by LifeSci, including 8 KOL interviews, 2025.
4. OLUMIANT Prescribing information. Eli Lilly and Co, LITFULO Prescribing information. Pfizer, LEQSELVI Prescribing information. Sun Pharmaceutical Industries.

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IMG-007: Global Phase 2a AA study design

IMG-007-202: a proof-of-concept study to evaluate the safe, PK and efficacy of IMG-007 in AA patients with ≥ 50% scalp hair loss



Cohort 1
(safety run-in)
300 mg, Q2W, 3 IV over 4 weeks (N~6)
When 6 participants
completed the Week 2 visit
Cohort 2
600 mg, Q2W, 3 IV over 4 weeks (N~24)



Screening
Treatment
(4 weeks)
Follow-up
(up to Week 36)
D1
W2
Dosing
W4
W24
(EOS)
W36

- End of study (EOS) visit: Week 24
- Patients in Cohort 2 were offered an option to participate in an extended follow-up period up to Week 36
- Scalp biopsies were to be taken from all participants at Baseline and Week 16

Population	Adult alopecia areata patients with at least 50% scalp hair loss (SALT score ≥ 50)
Design	Open label[1]
Key Endpoints	• Safety, tolerability • % changes from baseline in SALT score over time
Planned size	Total ~30 patients

1. In historical AA trials, the placebo effects were generally very low (<10%), making an open-label design adequate for an AA POC study
SALT: Severity of Alopecia Tool

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IMG-007 Ph2a AA study: key baseline AA characteristics § 29 patients were enrolled from 11 centers in the U.S. and Canada (N=6 in Cohort 1 and N=23 in Cohort 2) § Mean duration of current AA episode of 3.0 years § Mean SALT score of 80.4 § 69% of all patients had SALT scores 50 to <95, and 31% had scores of ≥ 95 § In Cohort 2, 17 patients had SALT scores 50 to <95, and 6 patients had scores of ≥ 95. § 16 patients in Cohort 2 also participated in an optional extended follow-up period up to Week 36 30

IMG-007 was overall well-tolerated in Ph2a AA study IMG-007 300 mg IMG-007 600 mg All IMG-007 (N=6) (N=23) (N=29) Main study up to 24 weeks § IMG-007 was generally well tolerated Participants with at least one TEAE 3 (50.0) 19 (82.6) 22 (75.9) § There were no SAEs Study treatment related TEAE 2 (33.3) 2 (8.7) 4 (13.8) § All TEAEs were mild or moderate in SAE 0 (0.0) 0 (0.0) 0 (0.0) severity TEAE by CTCAE grade § TEAEs which occurred in at least 2 Grade 1 (Mild) 1 (16.7) 12 (52.2) 13 (44.8) patients in any treatment group were Grade 2 (Moderate) 2 (33.3) 7 (30.4) 9 (31.0) headache (4 [13.8%]), Grade 3 (Severe) 0 (0.0) 0 (0.0) 0 (0.0) nasopharyngitis (3 [10.3%]), TEAE leading to treatment discontinuation 0 (0.0) 0 (0.0) 0 (0.0) hypertension (2 [6.9%]), and streptococcal infection (2 [6.9%]). Study extension to 36 weeks § There were no reports of pyrexia or Participants with at least one TEAE 3 (50.0) 19 (82.6) 22 (75.9) chills. Study treatment related TEAE 2 (33.3) 2 (8.7) 4 (13.8) SAE 0 (0.0) 0 (0.0) 0 (0.0) TEAE by CTCAE grade Grade 1 (Mild) 1 (16.7) 12 (52.2) 13 (44.8) Grade 2 (Moderate) 2 (33.3) 7 (30.4) 9 (31.0) Grade 3 (Severe) 0 (0.0) 0 (0.0) 0 (0.0) 31

4-week treatment resulted in a dose-related improvement in SALT score

Patients in the 600 mg cohort showed greater improvement in SALT score than in the 300 mg cohort
(Baseline SALT 50 - 100)

Mean % change from baseline in SALT score



Wk 16
Wk 24
Wk 36
LS Mean SALT percent change from baseline
0%
-5%
-10%
-15%
-20%
-25%
-0.1%
(6.8)
-8.6%
(3.5)
-1.1%
(7.6)
-14.3%
(3.9)
-21.7%
(4.1)
300 mg (N=6)
600 mg (N=23)
600 mg (N=16)

% Patients achieving ≥ 30% improvement in SALT score (SALT30)



Proportion of patients achieving SALT30
30%
25%
20%
15%
10%
5%
0%
0.0%
8.7%
0.0%
8.7%
25.0%
Wk 16
Wk 24
Wk 36
300 mg (N=6)
600 mg (N=23)
600 mg (N=16)

Least square (LS) mean percentage change from baseline in SALT is estimated from the mixed model repeated measure (MMRM). Data is presented as mean (SE).
All assessments after the start date of prohibited medication were set to missing. All the collected data available after treatment discontinuation were included in the analysis.
Non-responder imputation was performed for all scheduled visits following patient discontinuation from the study with the reason "lack of efficacy".
LOCF approach was used for all missing visits, except for missing data that arises following study discontinuation with reason "lack of efficacy".
The number of participants in the 600 mg group was 23 at weeks 16 and 24, and 16 at week 36.

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Marked improvement seen in patients with baseline SALT score 50 to < 95

Four-week (600 mg) treatment led to deeper improvement in patients with baseline SALT score 50 - < 95 than in patients with baseline SALT 95 - 100


Mean % change from baseline in SALT score
Wk 16
Wk 24
Wk 36
LS Mean SALT Percent change from baseline
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-0.1% (6.8)
-12.3% (4.2)
-0.7% (7.1)
-20.1% (4.4)
-6.6% (8.5)
-30.1% (5.4)
Baseline 95-100 (N=6)
Baseline 50-< 95 (N=17)


% Patients achieving ≥ 30% improvement in SALT score (SALT30)
Proportion of patients achieving SALT30
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.0%
11.8%
0.0%
11.8%
0.0%
36.4%
Wk 16
Wk 24
Wk 36
Baseline 95-100
Baseline 50-< 95

Figures showing data for Cohort 2 patients who received 600 mg over 4 weeks. Least square (LS) mean percentage change from baseline in SALT is estimated from the mixed model repeated measure (MMRM).). Data is presented as mean (SE).
All assessments after the start date of prohibited medication were set to missing. All the collected data available after treatment discontinuation were included in the analysis.
Non-responder imputation was performed for all scheduled visits following patient discontinuation from the study with the reason "lack of efficacy".
LOCF approach was used for all missing visits, except for missing data that arises following study discontinuation with reason "lack of efficacy".
For the figure on the right showing SALT30 response, the number of participants in the 600 mg group with baseline SALT of 95-100 was 6 at weeks 16 and 24, and 5 at weeks 36. The number of participants in the 600 mg group with baseline SALT of 50 to < 95 was 17 at weeks 16 and 24, and 11 at week 36.

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Durable suppression of inflammatory markers in the AA lesional scalp

Fold change in lesional vs. non-lesional scalp skin (Mean ± SEM)[2]
(three IV doses of 600 mg at Week 0, 2 and 4)

Activations of diverse (Th1 & Th2, and CD8+) T cell subtypes in scalp tissue is pathogenic in AA[1]


Th1
**
Th2
**
CD8+ T
NS
2.5
2.0
1.5
1.0
0.5
0.0
Baseline
WK16

Levels in corresponding Non-lesional scalp skin

1. Kim M, et al. Allergy, 2024, 79(12): 3401-3414; Guttman-Yassky E, et al. JACI, 2022, 149(4): 1318-1328; Fuentes-Duculan J, et al. Experimental Dermatology, 2016, 25(4): 282-286.
2. Data from 4 participants who used prohibited medications have been censored (after the start of the prohibited use).
* p<0.05, ** p<0.01, unpaired T-test; SEM: standard error of the mean
For lesional scalp expression results (600mg), Ns at Baseline and wk16 were 23 and 17, respectively. Non-lesional scalp gene expression levels were measured in the corresponding non-lesional tissues, n=14.
Bulk RNAseq was used to measure gene expression levels in Th1 (CXCL9, CXCL10, CXCL11, CXCR3, IFNG, IL12RB1, CCL3, CCL4), Th2 (IL13, CCL13, CCL26, CCL17, IL4, CCL19, CCL8, CCL2, OSM, IL13RA2) and CD8+ T cells (GZMB, GZMA, CD8A, PRF1, KLRC1, CCL5, CXCR6)
Th: T helper

34

Photos showing improvement in IMG-007 Ph2a AA trial After 3 IV 600 mg doses at Week 0, 2 and 4 Week 16 Baseline Week 24 Week 36 35